UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2009

FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street
San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.

On March 6, 2009, the Federal Housing Finance Agency approved several amendments to the Capital Plan (the "Plan") of the Federal Home Loan Bank of San Francisco (the "Bank"). The Plan defines the rights of the holders of the Bank's Class B Capital Stock, $100 par value per share. A description of the general effects of the amendments is provided in a special attention bulletin to Bank members, a copy of which is attached as Exhibit 4.1 and is incorporated herein by reference. The Plan amendments will become effective on March 19, 2009.

Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

	4.1	Special Attention Bulletin No. 1319 dated March 12, 2009, issued by the Federal Home Loan Bank of San Francisco

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: March 13, 2009	By: /s/ Steven T. Honda
Steven T. Honda Senior Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description

4.1	Special Attention Bulletin No. 1319 dated March 12, 2009, issued by the Federal Home Loan Bank of San Francisco